LOAN AGREEMENT EXHIBIT           10.11


Wachovia Bank, National Association
12 East 49th Street, 20th Floor
New York, New York  10017
(Hereinafter referred to as the "Bank")

Lakeland Industries, Inc.
Attn: Christopher J. Ryan, Chief Executive Officer and
Gary Pokrassa, Chief Financial Officer
701-07 Koehler Avenue
Ronkonkoma, New York  11779
(Individually and collectively "Borrower")

This Loan Agreement ("Agreement") is entered into July 7, 2005, by and between Bank and Borrower.

This Agreement applies to the loan or loans (individually and collectively, the "Loan") evidenced by a certain $25,000,000.00 Promissory Note from Borrower to Bank of even date herewith, or other notes subject hereto, as modified from time to time (whether one or more, the "Note"), the commercial letters of credit and standby letters of credit issued hereunder (each, a "Letter of Credit" and collectively, the "Letters of Credit") and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

LETTERS OF CREDIT. Upon the request of Borrower, Bank shall issue commercial Letters of Credit and standby Letters of Credit, provided, the aggregate amount available to be drawn under all Letters of Credit plus the aggregate amount of unreimbursed drawings under all Letters of Credit at any one time does not exceed $2,000,000.00, and further provided, no Letter of Credit shall expire more than 180 days after the date it is issued. Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal balance of Advances (as defined in the Note) plus the aggregate amount available to be drawn under all Letters of Credit plus the aggregate amount of unreimbursed drawings under all Letters of Credit at any one time shall not exceed $25,000,000.00. The Letters of Credit are to be used by Borrower solely to for Borrower's general corporate purposes. Bank's obligation to issue Letters of Credit shall terminate if Borrower is in default (however denominated) under the Note or the other Loan Documents, or in any case, if not sooner terminated, on July 7, 2010.

LETTER OF CREDIT FEES. Borrower shall pay to Bank, annually, in advance, at such times as Bank shall require, Bank's standard fees in connection with commercial Letters of Credit as in effect from time to time, for so long as such commercial Letter of Credit is outstanding, and with respect to standby Letters of Credit, at the time of issuance of each standby Letter of Credit, a fee equal to 1.25% per annum on the face amount of each standby Letter of Credit, for so long as such standby Letter of Credit is outstanding.

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: Accurate Information. All information now and hereafter furnished to Bank, including information set forth in a certain Borrower Information Certificate dated May 19, 2005 (the "Borrower Information Certificate"), is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. Authorization; Non-Contravention. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or any guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. Asset Ownership. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as disclosed on Exhibit B attached hereto or otherwise disclosed to Bank by Borrower in writing and approved by Bank ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. Discharge of Liens and Taxes. Borrower has duly filed, paid and/or discharged all taxes or other claims that may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. Sufficiency of Capital. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Note and any other Loan Documents, will not be, insolvent within the meaning of 11 U.S.C. ss. 101, as in effect from time to time. Compliance with Laws. Borrower is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. Organization and Authority. Each corporation, partnership or limited liability company Borrower and/or guarantor, as applicable, is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each corporation, partnership or limited liability company Borrower and/or guarantor, as applicable, is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. No Litigation. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that: (i) have not been disclosed to Bank by Borrower in writing, and approved by Bank, or (ii) could reasonably be expected to have a material adverse effect on Borrower's results of operation, financial condition or cash flow. ERISA. Each employee pension benefit plan, as defined in ERISA, maintained by Borrower meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1986, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: Access to Books and Records. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank, at Borrower's expense, to inspect, audit and examine the same and to make extracts therefrom and to make copies thereof. Accounts Payable Aging. Deliver to Bank, from time to time hereafter but not less than quarterly within 45 days of the end of each such period, a detailed payables report including aging of payables by total, vendor names and addresses, a reconciliation statement, and the original date of each invoice. Accounts Receivable Aging. Deliver to Bank, from time to time hereafter but not less than quarterly within 45 days of the end of each such period, a detailed receivables report including totals, customer names and addresses, a reconciliation statement, and the original date of each invoice. Business Continuity. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. Certificate of Full Compliance From Accountant. Deliver to Bank, with the annual financial statements required herein, a certification by Borrower's independent certified public accountant that Borrower is in full compliance with the Loan Documents. Compliance with Other Agreements. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the 11 U.S.C. ss. 101, as in effect from time to time. Estoppel Certificate. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations. Insurance. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. Inventory Reports. Deliver to Bank, from time to time hereafter but not less than quarterly within 45 days of the end of each such period, an inventory report showing individual values for raw materials, work-in-progress, finished products and any inventory obsolescence. Management Letter. Borrower shall deliver to Bank within 120 days after the close of each fiscal year, its Management Letter, in form and substance acceptable to Bank, prepared by Borrower's independent certified public accountant. Maintain Properties. Maintain, preserve and keep its property in good repair, working order and condition, making all replacements, additions and improvements thereto necessary for the proper conduct of its business, unless prohibited by the Loan Documents. Non-Default Certificate From Borrower. Deliver to Bank, with the Financial Statements required below, a certificate signed by a principal financial officer of Borrower warranting that no "Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred and demonstrating Borrower's compliance with the financial covenants contained herein. Notice of Default and Other Notices. (a) Notice of Default. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) Other Notices. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower with a claim or demand in excess of $100,000.00; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. Other Financial Information. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. Payment of Debts. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. Reports and Proxies. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority.

NEGATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: Change in Fiscal Year. Change its fiscal year. Change of Control. Make or suffer a change of ownership that effectively changes control of Borrower from current ownership. Encumbrances. Create, assume, or permit to exist any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired, other than: (i) security interests required by the Loan Documents;
(ii)  liens  for  taxes  contested  in good  faith;  or (iii)  Permitted  Liens.
Guarantees. Guarantee or otherwise become responsible for obligations of any other person or persons, other than the endorsement of checks and drafts for collection in the ordinary course of business. Investments. Purchase any stock, securities, or evidence of indebtedness of any other person or entity except investments in direct obligations of the United States Government, other highly liquid investments graded

AAA or the equivalent within the United States of America (and with exception for certain investments held in China and Mexico), and certificates of deposit of United States commercial banks having a tier 1 capital ratio of not less than 6% and then in an amount not exceeding 10% of the issuing bank's unimpaired capital and surplus, or other specific investment options, to be determined. Default on Other Contracts or Obligations. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. Judgment Entered. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower in an amount in excess of $100,000.00 which is not discharged or execution is not stayed within 45 days of entry. Prepayment of Other Debt. Retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so. Retire or Repurchase Capital Stock. Retire or otherwise acquire any of its capital stock in excess of $1,000,000.00 or pay annual cash dividends in excess of $1,000,000.00 annually.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 120 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated basis with respect to Borrower and its subsidiaries, affiliates and parent or holding company, as applicable, and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower or any other person or entity. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval other than a consistency exception due to a change in accounting by a governmental or professional entity required for Borrower to remain in compliance. Any consolidating financial statements provided by Borrower shall be management-prepared.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 45 days after the end of each fiscal quarter, unaudited management-prepared quarterly financial statements including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated basis with respect to Borrower and its subsidiaries, affiliates and parent or holding company, as applicable, all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower and in each case, if audited statements are required, subject to audit and year-end adjustments.

TAX RETURNS. Borrower shall deliver to Bank, within 30 days of filing, complete copies of federal and state tax returns, as applicable, together with all schedules thereto, each of which shall be signed and certified by Borrower to be true and complete copies of such returns. In the event an extension is filed, Borrower shall deliver a copy of the extension within 30 days of filing.

FINANCIAL COVENANTS. Borrower agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, and each of the following covenants shall be calculated on a consolidated basis, using the financial information for Borrower, its subsidiaries, affiliates and its holding or parent company, as applicable:

      (a) Funded Debt to EBITDA Ratio. Borrower shall, at all times, maintain a Funded Debt to EBITDA Ratio of not more than 3.50 to 1.00. This covenant shall be tested quarterly, with EBITDA calculated on a rolling four quarters basis. "Funded Debt to EBITDA Ratio" shall mean the sum of all Funded Debt divided by the sum of earnings before interest, taxes, depreciation and amortization. "Funded Debt" shall mean, as applied to any person or entity, the sum of all indebtedness for borrowed money (including, without limitation, capital lease and synthetic lease obligations, subordinated debt

(including debt subordinated to the Bank), and unreimbursed drawings under letters of credit), or any other monetary obligation evidenced by a note, bond, debenture or other agreement or similar instrument of that person or entity.

      (b) Fixed Charge Coverage Ratio. Borrower shall, at all times, maintain a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00. This covenant shall be calculated at Borrower's fiscal year end and quarterly, on a rolling four quarters basis. "Fixed Charge Coverage Ratio" shall mean the sum of earnings before interest, taxes, depreciation and amortization plus other non-cash expenses minus dividends, cash taxes paid, unfunded capital expenditures (i.e., capital expenditures not funded with bank debt or other forms of equipment financing) and non-cash income divided by the sum of current maturities of long-term debt plus current maturities of capital lease obligations plus interest expense.

      (c) Collateral Coverage Ratio. Borrower shall, at all times, maintain a ratio of (a) Total Borrower Accounts plus Total Borrower Inventory to (b) total outstanding Obligations under the Note, of not less than 1.00 to 1.00. This covenant shall be tested quarterly.

      "Total Borrower Accounts" shall mean all Accounts owing to Borrower, less intercompany accounts receivables, for the tested period. "Accounts" has the
                                                               --------
meaning set forth in the Uniform Commercial Code (or any successor statute) as presently and hereafter enacted under the law of the State of New York (the "Code"), but shall not include Accounts owing to any subsidiary or affiliate of Borrower, or any other party other than Borrower.

      "Total Borrower Inventory" shall mean all Inventory owned by Borrower and located within the United States of America for the tested period. "Inventory"
                                                                      ---------
has the meaning set forth in the Code, but shall not include: (a) Inventory owned by any subsidiary or affiliate of Borrower, or any other party other than Borrower; and (b) Inventory that is not located at a location identified and certified by Borrower on the Borrower Information Certificate as being within the United States of America.

ADDITIONAL COVENANTS. Borrower agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, and each of the following covenants shall be calculated on a consolidated basis, using the financial information for Borrower, its subsidiaries, affiliates and its holding or parent company, as applicable:

      (a) Limitation on Debt. Borrower and each guarantor shall not, directly or
indirectly,   create,   incur,  assume  or  become  liable  for  any  additional
indebtedness, whether contingent or direct.

      (b) Deposit Relationship. Borrower shall maintain its primary depository account and cash management account with Bank.

      (c) Leases. Borrower shall not incur, create, or assume any direct or indirect liability for the payment of rent or otherwise, under any lease or rental arrangement (excluding capitalized leases) if immediately thereafter the sum of such lease or rental payments to be made by Borrower during any 12-month period is increased by $250,000.00 in the aggregate.

      (d) Loans and Advances. Borrower shall not, during any fiscal year, make loans or advances, excepting ordinary course of business travel and expense advances, to any person or entity, which total more than $250,000.00 in the aggregate.

      (e) Permitted Acquisitions. Borrower shall be permitted to make an acquisition of assets or a targeted entity (collectively "Permitted Acquisitions") provided that (i) the acquisition consideration for any single Permitted Acquisition as well as the aggregate acquisition consideration for all Permitted Acquisitions over the term of the facility shall be subject to certain limitations as referenced below, (ii) no Default exists or would exist after giving effect thereto, and (iii) the Borrower has complied with all documentation requirements for a Permitted Acquisition, including but not limited to financial statements of the target entity to be acquired, copy of the relevant purchase agreement, and a pro forma balance sheet and income statement of the Borrower after giving effect to the proposed acquisition. Advances for

Permitted Acquisitions shall not exceed $8,000,000.00 for an individual transaction, or $15,000,000.00 in the aggregate during any twelve month period. The target company shall be in the same line of business as Borrower, and shall involve assets and operations domiciled in the United States, or in the case of a foreign acquisition, the business to be acquired shall be acquired by the Borrower or a guarantor. The Bank shall, in any event, receive an enforceable first priority security interest, in Bank's sole judgment, in all assets acquired by Borrower or such guarantor. With regard to foreign acquisitions only, during the term of the Note, Advances for Permitted Acquisitions with respect to which Bank shall not receive an enforceable first priority security interest, in Bank's sole judgment, shall not exceed $5,000,000.00.

CONDITIONS PRECEDENT. The obligations of Bank to make the loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
Letter of Credit Documents. Receipt by Bank of all documents required by Bank in connection with Letters of Credit, including without limitation, applications therefor, all in form satisfactory to Bank. Additional Documents. Receipt by Bank of such additional supporting documents as Bank or its counsel may reasonably request.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.


                                Borrower
                                Lakeland Industries, Inc.



CORPORATE                       By: /s/Christopher J. Ryan
SEAL                                --------------------------------------------
                                    Christopher J. Ryan, Chief Executive Officer




                                Bank
                                Wachovia Bank, National Association



CORPORATE                       By: /s/Renato Gomez
SEAL                                --------------------------------------------
                                    Renato Gomez, Vice President

State of New York
City/County of _________________

                            Corporate Acknowledgment

      On the _____ day of _______________ in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher J. Ryan personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                                 , Notary Public
                         ---------------------------------------
      Notary Seal
                         -------------------------------------------------------
                                  (Printed Name of Notary)

                         My Commission Expires:
                                                --------------------------------

State of New York
County of _________________

                               Bank Acknowledgment

      On the _____ day of _______________ in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared Renato Gomez personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

      In witness whereof I hereunto set my hand.


                                                                 , Notary Public
                         ---------------------------------------
      Notary Seal
                         -------------------------------------------------------
                                  (Printed Name of Notary)

                         My Commission Expires:
                                                --------------------------------

                                    EXHIBIT A

                             NON-DEFAULT CERTIFICATE

In accordance with the terms of the Loan Documents dated July 7, 2005 by and between Wachovia Bank, National Association and Lakeland Industries, Inc. ("Borrower"), I hereby certify that:


1.    I am the Chief Financial Officer of Borrower;

2.    The  enclosed  financial   statements  are  prepared  in  accordance  with
      generally accepted accounting principles;

3. No Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred.

4. Borrower is in compliance with the Financial Covenant(s) set forth in the Loan Documents, as demonstrated by the calculations contained in the Covenant Compliance Certificate attached hereto as Schedule 1.


/s/Gary Pokrassa
------------------------------
Name: Gary Pokrassa
Title: Chief Financial Officer

                                   SCHEDULE 1

                         COVENANT COMPLIANCE CERTIFICATE

Borrower Name: Lakeland Industries, Inc.

For the fiscal ________________________ ended ____________________

ALL CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN IN THE LOAN DOCUMENTS.

COVENANT                             ACTUAL          REQUIRED
--------                             ------          --------

Funded Debt to EBIDTA                                not more than _____ to 1.00
         (a)  Funded Debt
                                     -------
         (b)  net income
                                     -------
         (c)  interest
                                     -------
         (d)  taxes
                                     -------
         (e)  depreciation
                                     -------
         (f)  amortization
                                     -------

(a) divided by the sum of
(b) plus (c) plus (d) plus (e)
plus (f) equals Funded Debt to EBIDTA of  ______       Compliance?  Yes    No


Leases                                                 12 month aggregate
12 month aggregate increase:              ______       increase not to exceed $________

                                                       Compliance?  Yes    No



Loans and Advances                        ______       Not to Exceed Aggregate of $______

                                                       Compliance?  Yes    No


                 CALCULATIONS FOR ROLLING FOUR QUARTERS COVENANT
                 -----------------------------------------------
                COMPLIANCE FOR THE QUARTER ENDED ________________

Borrower Name: Lakeland Industries, Inc.

INSTRUCTIONS: THIS IS A ROLLING FOUR-QUARTER CALCULATION. THE COLUMN LABELED Q1 SHOULD CONTAIN INFORMATION FOR THE MOST RECENTLY ENDED QUARTER (I.E., MATCHES THE DATE ABOVE). Q2 SHOULD CONTAIN INFORMATION FOR THE IMMEDIATELY PRECEDING QUARTER-END, AND SO ON FOR Q3 AND Q4.

MOST RECENT QUARTER                     PRECEDING THREE QUARTERS
---- ------ -------                     --------- ----- --------
COVENANT:                    Q1         Q2         Q3         Q4       TOTAL
--------

                                      Fixed Charge Coverage Ratio
                                      ---------------------------

(a)  net income
                           -----       -----      -----      -----     -----
(b)  interest
                           -----       -----      -----      -----     -----

(c)  taxes
                           -----       -----      -----      -----     -----

(d)  depreciation
                           -----       -----      -----      -----     -----

(e)  amortization
                           -----       -----      -----      -----     -----

(f)  other non-cash
     expenses
                           -----       -----      -----      -----     -----

(g)  dividends
                           -----       -----      -----      -----     -----

(h)  cash taxes
                           -----       -----      -----      -----     -----

(i)  unfunded capex
                           -----       -----      -----      -----     -----

(j)  non-cash income
                           -----       -----      -----      -----     -----

(k)  CMLTD*
                           -----       -----      -----      -----     -----

(l)  CMCLO**
                           -----       -----      -----      -----     -----

(m)  interest expense
                           -----       -----      -----      -----     -----

Fixed  Charge  Coverage  Ratio equals the sum of the Totals of (a) plus (b) plus
(c) plus (d) plus (e) plus (f) minus (g) minus (h) minus (i) minus (j) divided by the sum of the Totals of (k) plus (l) plus (m).

Fixed Charge Coverage Ratio for period is ______ to 1.00.

The required Fixed Charge Coverage Ratio is not less than 1.50 to 1.00.
Compliance?   ___Yes   ___No

----------
* Current Maturities of Long Term Debt
** Current Maturities of Capital Lease Obligations

                 CALCULATIONS FOR THE COLLATERAL COVERAGE RATIO
              COMPLIANCE FOR THE QUARTER ENDED____________________

Borrower Name: Lakeland Industries, Inc.

Inventory (US Based) Category                                         Amount
Borrower Owned

                                   Disposables
                                   -----------

Contractors WIP-US
                                                                     ---------

Warehouse FG
                                                                     ---------

Warehouse RM
                                                                     ---------

Contractor RM-US
                                                                     ---------

Samples & Misc FG
                                                                     ---------

WIP Cutting Room
                                                                     ---------

WIP Snap Dept
                                                                     ---------

(a) Sub-Total
                                                                     ---------

                                Gloves & Sleeves
                                ----------------

Warehouse FG
                                                                     ---------

Warehouse RM
                                                                     ---------

WIP Decatur
                                                                     ---------

(b) Sub-Total
                                                                     ---------

                                 Chemical Suits
                                 --------------

Warehouse FG
                                                                     ---------

Warehouse RM
                                                                     ---------

WIP Decatur
                                                                     ---------

(c) Sub-Total
                                                                     ---------


                               Fire Suits & Wovens
                               -------------------

Warehouse FG
                                                                     ---------

Warehouse RM
                                                                     ---------

WIP@Uniland
-----------                                                          ---------

(d) Sub-total
                                                                     ---------

(e) Total (a+b+c+d)
                                                                     ---------

Accounts Receivable                                                   Amount

Borrower Owned Receivables
                                                                     ---------

Less Intercompany Receivables                                       (         )
                                                                     ---------

(f) Net Borrower Owned Receivables
                                                                     ---------

(g) Total Facility Outstandings
                                                                     ---------

The sum of the totals of (e) plus (f) divided by (g) equals a Collateral Coverage Ratio of ________. The required collateral coverage ratio is not less than 1.00 to 1.00. Compliance? ____Yes ______No

The undersigned hereby certifies that the values of the Inventory and Accounts Receivable referenced above as of the fiscal period ended _______________ are true, accurate and complete as of this __ day of ________, 20__.

Lakeland Industries, Inc.


By: /s/Gary Pokrassa
    ------------------------------
    Name: Gary Pokrassa
    Title: Chief Financial Officer

                                    EXHIBIT B

                                 PERMITTED LIENS